SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 002-96924

AMANA MUTUAL FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)

1300 N. State Street
Bellingham, Washington 98225-4730
(Address of Principal Executive Offices, including ZIP Code)

Nicholas F. Kaiser
1300 N. State Street
Bellingham, Washington 98225-4730
(Name and Address of Agent for Service)

Registrant's Telephone Number- (360) 734-9900

Date of fiscal year end: May 31, 2009
Date of reporting period: November 30, 2008

Item 1. Semi-Annual Report

Amana Mutual Funds Trust

Semi-Annual Report November 30, 2008

ARABIA
FELIX

1300 North State Street
Bellingham, WA 98225
www.amanafunds.com
888 / 73-AMANA

Performance Summary (as of December 31, 2008):

Average Annual Returns (before any taxes paid by shareowners)
	1 year	3 years	5 years	10 years	Expense Ratio¹

Amana Income Fund	-23.48%	1.91%	7.47%	4.49%	1.33%

Amana Growth Fund	-29.66%	-3.06%	6.15%	6.98%	1.31%

Morningstar™ Ratings²	Overall	1 year	3 years	5 years	10 years
Amana Income Fund — "Large Value" category
Morningstar Rating™	*****	n/a	*****	*****	*****

% Rank in category	n/a	1	1	1	3

Funds in category	1,185	1,433	1,185	963	451

Amana Growth Fund — "Large Growth" category
Morningstar Rating™	*****	n/a	*****	*****	*****

% Rank in category	n/a	2	1	1	1

Funds in category	1,507	1,809	1,507	1,243	608

Lipper Quintile Rankings³	1 year	3 years	5 years	10 years
Amana Income Fund — "Equity Income" category
Quintile Rank	1st	1st	1st	1st

Absolute Rank / Funds in category	12/286	1/229	1/177	6/99

Amana Growth Fund — "Multi-Cap Growth" category
Quintile Rank	1st	1st	1st	1st

Absolute Rank / Funds in category	11/506	11/386	1/320	4/144

Performance data quoted in this report represents past performance, is before any taxes payable by shareowners, and is no guarantee of future results. Current performance may be higher or lower than that stated herein. Performance current to the most recent month-end can be obtained by calling toll-free 888-73/AMANA or visiting www.amanafunds.com. Total returns are historical and include change in share value and reinvestment of dividends and capital gains, if any, and do not include the potential deduction of a 2% redemption fee on shares held less than 30 days. Share price, yield, and return will vary, and you may have a gain or loss when you sell your shares. The Amana Funds limit the securities they purchase to those consistent with Islamic principles, which limits opportunities and may increase risk.

Please consider an investment's objective, risks, charges and expenses carefully before investing. To obtain a free prospectus that contains this and other important information on the Amana Funds, please call toll-free 888-73/AMANA or visit www.amanafunds.com. Please read the prospectus carefully before investing.

¹ By regulation, expense ratios shown in this table are as of the Funds' most recent prospectus which is dated Aug. 21, 2008, incorporates results for the fiscal year ending May 31, 2008, and differs from the expense ratios shown elsewhere in this report as they represent different fiscal periods. Also by regulation, the performance in this table represents the most recent calendar quarter-end performance rather than performance through the Funds' most recent fiscal period. Average annual total returns include changes in principal value, reinvested dividends and capital gain distributions, if any.

² Source: Morningstar Dec. 31, 2008. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating metrics.

Morningstar calculates total return by taking the change in a fund's NAV, assuming the reinvestment of all income and capital gains distributions (on the actual reinvestment date used by the fund) during the period, and then dividing by the initial NAV. Unless marked as load-adjusted total returns, Morningstar does not adjust total return for sales charges or for redemption fees. (Morningstar Return, Morningstar Risk-Adjusted Ratings, and the load-adjusted returns do incorporate those fees.) Total returns do account for management, administrative, and 12b-1 fees and other costs automatically deducted from fund assets.

% Rank in Category: This is the fund's total-return percentile rank for the specified time period relative to all funds that have the same Morningstar category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1. Percentile ranks within categories are most useful in those categories that have a large number of funds.

³ Source: Lipper Inc., A Reuters Company, Dec. 31, 2008. Lipper Inc. is a nationally recognized organization that ranks performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are based on past performance with capital gains and dividends reinvested.

Fellow Shareowners:

Slammed by a worldwide financial crisis, the past six months were excruciatingly painful for stock market investors. During Amana's semi-annual period ended November 30, 2008, Amana Income declined 26.07% and Amana Growth declined 32.72%. It was worse for the general market: the S&P 500 Index dropped 35.20% and the Dow Jones Islamic Index shrank by 33.72%.

The Amana funds follow Islamic principles, which prevent investments in the collapsed banking and financial sectors. We favor companies with low debt levels and strong balance sheets, which generally do better in distressed times. Our results were also aided by large cash positions, derived primarily from new investor purchases. The cash provided a welcome bulwark against the indiscriminate market depreciation that occurred in October and November. With the market stabilized in recent weeks, our cash holdings are providing us with the means of cautiously increasing our holdings of many attractively-priced securities.

Top Long-Term Results

As experienced investors, we know that a short interval's gains or losses indicate much less than those over a lengthier span of time. That's why the recognition that Amana continues to receive for superlative longer-term performance is so important to our shareowners.

At December 31, 2008, Amana's two funds finished at the very top of their respective Lipper mutual fund categories. For the third consecutive year, Amana Income Fund is the number one fund (out of 229 similar funds) in Lipper's Equity-Income category for 3-year performance. It also finished first (out of 177 funds) in 5-year performance for the second year in a row. This year Amana Growth Fund also outperformed all its peers, finishing first (out of 320 funds) in the Multi-Cap Growth category for 5-year performance.

On another metric, both Amana Income Fund and Amana Growth Fund received Morningstar's top "five star" rating every month of 2008. Please refer to the preceding page and following page for Amana's December 31 and November 30 longer-term performance data, respectively. Note that both funds usually ranked in the top 1% of all funds in their categories.

Board of Trustees

An effective Board of Trustees is essential for the proper oversight of a mutual fund. To broaden representation and expertise, the Board decided to expand from six to eight members. Three new nominees were recruited by the existing trustees, and a special shareowner meeting for their election was held in New York City on December 15th. All Trustees other than Mr. Kaiser are "independent" of Saturna Capital or any other fund servicing agent. Over 96% of Amana's shareowners who cast their votes did so in favor of electing the Board of Trustees, including the three new members (see page 21).

Over 96% of Amana's shareowners who cast their votes did so in favor of electing the Board of Trustees.

The new independent trustees are: (1) retired MetLife executive Mr. Salim Manzar, currently with a New York area consulting firm specializing in mergers and acquisitions; (2) Shenandoah University (Virginia) associate management professor Dr. Miles Davis, also director of Shenandoah's Institute for Entrepreneurship; and (3) widely-published Canadian scholar Dr. Herbert Grubel, emeritus professor of economics at Simon Fraser University (British Columbia) and a senior fellow at the Fraser Institute.

Going Forward

Expect liquidity concerns to ease and credit to become available. As a massive deleveraging of the economy occurs, esoteric financial instruments will continue disappearing. The economy is in deep recession, and we expect unemployment to exceed 10%. Now that both housing and markets as wealth avenues are temporarily discredited, consumers are paying off debt and rebuilding cash. Even though more normal economic conditions are at least a year off, the stock market will lead the recovery. With governments everywhere willing to print money, the darkest days are over. More than ever, we remain committed to our Islamic screens, which establish an effective set of investment principles. We will continue to invest in the solid companies we expect to successfully navigate beyond these trying times.

Mutual funds, having virtues of liquidity, transparency and accountability, will gain investors. Our staff works from the Bellingham, Chicago, Reno, and Los Angeles areas to better serve you. Our board members reside in seven states or provinces across North America. For more information, please visit www.amanafunds.com or call 1-888/73-AMANA.

Respectfully,

(graphic omitted)
Nicholas Kaiser,
President & Portfolio Manager

(graphic omitted)
Talat Othman,
Independent Board Chairman

Performance Summary (as of November 30, 2008):

As of November 30, 2008, the U.S. mutual fund rating service, Morningstar™, honored Amana by awarding both Funds their highest rating: ***** Overall. The strong performance history of both Funds is also illustrated in their high "% Rank in category" standings. Here are the details¹:

Morningstar™ Ratings	Overall	1 year	3 years	5 years	10 years
Amana Income Fund — "Large Value" category
Morningstar Rating™	*****	n/a	*****	*****	*****

% Rank in category	n/a	2	1	1	2

Funds in category	1,185	1,418	1,185	965	444

Amana Growth Fund — "Large Growth" category
Morningstar Rating™	*****	n/a	*****	*****	*****

% Rank in category	n/a	2	1	1	1

Funds in category	1,505	1,792	1,505	1,232	595

Amana also garnered high marks with Lipper Inc. (A Thomson Reuters Company)²:

Lipper Quintile Rankings	1 year	3 years	5 years	10 years
Amana Income Fund — "Equity Income" category
Quintile Rank	1st	1st	1st	1st

Absolute Rank / Funds in category	10/276	1/225	1/170	6/99

Amana Growth Fund — "Multi-Cap Growth" category
Quintile Rank	1st	1st	1st	1st

Absolute Rank / Funds in category	8/502	6/387	1/326	4/142

Performance data quoted herein represents past performance and is no guarantee of future results.

¹ Source: Morningstar November 30, 2008. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return™ measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating™ for a fund is derived from a weighted average of performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating™ metrics.

Morningstar calculates total return by taking the change in a fund's NAV, assuming the reinvestment of all income and capital gains distributions (on the actual reinvestment date used by the fund) during the period, and then dividing by the initial NAV. Unless marked as load-adjusted total returns, Morningstar does not adjust total return for sales charges or for redemption fees. (Morningstar Return™, Morningstar Risk-Adjusted Ratings™, and the load-adjusted returns do incorporate those fees.) Total returns do account for management, administrative, and 12b-1 fees and other costs automatically deducted from fund assets.

% Rank in Category: This is the fund's total-return percentile rank for the specified time period relative to all funds that have the same Morningstar category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1. Percentile ranks within categories are most useful in those categories that have a large number of funds.

² Source: Lipper Inc., A Thomson Reuters Company, November 30, 2008. Lipper Inc. Is a nationally recognized organization that ranks performance of mutual funds within a universe of funds that have similar investment objectives. Quintile Rankings are based on past performance with capital gains and dividends reinvested.

4	Semi-Annual Report November 30, 2008

Amana Income Fund: Performance Summary

Average Annual Returns as of November 30, 2008

	1 year	5 years	10 years	Expense Ratio¹
Amana Income Fund	-24.88%	9.03%	4.57%	1.33%

S&P 500 Index	-38.16%	-1.39%	-0.93%	N/A

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged, and expense-free. Conversely, the fund will (1) be actively managed, (2) have an objective other than mirroring the index, such as limiting risk, (3) bear various operational costs, (4) stand ready to buy and sell its securities to shareowners on a daily basis, and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on Nov. 30, 1998 to a similar amount invested in the S&P 500 Index, a broad-based stock market index. The graph shows that an investment in the Fund would have risen to $15,632 versus $9,106 in the Index.
Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares, nor do they reflect the potential deduction of a 2% redemption fee on shares held less than 30 calendar days.

¹ By regulation, the expense ratio for the Fund shown in this table is as of the Fund's most recent prospectus which is dated Aug. 21, 2008, incorporates results for the 2008 fiscal year, and differs from expense ratios shown elsewhere in this report as they represent different fiscal periods.

Fund Objective

The objectives of the Income Fund are current income and preservation of capital, consistent with Islamic principles; current income is its primary objective.

Top Ten Holdings		Industry Allocation

Issue	% of Fund Assets	Industry weightings are shown as a percentage of net assets
EnCana	1.9%

Exxon Mobil	1.8%

Nike Class B	1.6%

Genuine Parts	1.6%

Procter & Gamble	1.6%

3M	1.6%

Johnson & Johnson	1.6%

Kimberly-Clark	1.5%

Abbott Laboratories	1.5%

FPL Group	1.5%

Semi-Annual Report November 30, 2008	5

Amana Income Fund: Schedule of Investments
Common Stocks - 62.7%	Number of Shares	Tax Cost	Market Value	Percentage of Assets

Aerospace
Teleflex	60,000	$4,066,620	$2,842,800	0.6%
United Technologies	75,000	4,930,222	3,639,750	0.7%

		8,996,842	6,482,550	1.3%

Automotive
Autoliv	60,000	3,359,348	1,145,400	0.2%
Genuine Parts	200,000	8,303,765	7,830,000	1.6%

		11,663,113	8,975,400	1.8%

Building
Plum Creek Timber	50,000	1,595,865	1,779,500	0.4%
Weyerhaeuser	20,000	1,303,161	752,400	0.1%

		2,899,026	2,531,900	0.5%

Chemicals
Air Products & Chemicals	75,000	6,184,927	3,582,000	0.7%
BASF ADS	50,000	1,940,486	1,593,745	0.3%
DuPont	140,000	6,735,531	3,508,400	0.7%
Methanex	200,000	4,827,537	2,126,000	0.5%
Praxair	85,000	6,279,542	5,019,250	1.0%
RPM International	180,000	3,642,493	2,158,200	0.5%

		29,610,516	17,987,595	3.7%

Computer Hardware
Microchip Technology	100,000	3,599,900	1,850,000	0.4%
Taiwan Semiconductor ADS	450,019	4,462,031	3,217,636	0.6%

		8,061,931	5,067,636	1.0%

Computer Software
Microsoft	200,000	4,789,420	4,044,000	0.8%

Cosmetics & Toiletries
Procter & Gamble	120,000	7,559,406	7,722,000	1.6%

Diversified Operations
Carlisle Companies	170,000	5,291,566	3,609,100	0.7%
Honeywell International	150,000	6,940,665	4,179,000	0.9%
3M	115,000	9,004,145	7,696,950	1.6%
Tomkins ADS	100,000	2,154,500	672,000	0.1%

		23,390,876	16,157,050	3.3%

Energy
BP ADS	100,000	6,379,486	4,869,000	1.0%
ConocoPhillips	90,000	6,722,680	4,726,800	1.0%
EnCana	200,000	8,989,802	9,362,000	1.9%
Exxon Mobil	110,000	7,278,902	8,816,500	1.8%
Spectra Energy	35,000	988,750	569,100	0.1%

		30,359,620	28,343,400	5.8%

Food Production
Archer Daniels Midland	80,000	3,472,696	2,190,400	0.5%
General Mills	110,000	6,387,353	6,948,700	1.4%

Continued on next page.

6	Semi-Annual Report November 30, 2008	The accompanying notes are an integral part of these financial statements.

Amana Income Fund: Schedule of Investments
Common Stocks - 62.7%	Number of Shares	Tax Cost	Market Value	Percentage of Assets

Food Production (continued)
J.M. Smucker	80,000	$4,277,547	$3,629,600	0.7%
Kellogg	140,000	7,140,406	6,080,200	1.2%
PepsiCo	100,000	6,828,790	5,670,000	1.2%
Unilever ADS	150,000	4,250,044	3,435,000	0.7%

		32,356,836	27,953,900	5.7%

Industrial Automation/Robotics
Rockwell Automation	110,000	6,509,291	3,426,500	0.7%

Instruments — Control
Parker Hannifin	80,000	4,923,107	3,286,400	0.7%

Machinery
Emerson Electric	140,000	6,967,616	5,024,600	1.0%
Manitowoc	150,000	3,071,836	1,182,000	0.2%

		10,039,452	6,206,600	1.2%

Medical
Abbott Laboratories	140,000	7,199,431	7,334,600	1.5%
AstraZeneca ADS	130,000	6,172,525	4,904,900	1.0%
Eli Lilly	210,000	10,167,931	7,171,500	1.5%
GlaxoSmithKline ADS	100,000	4,921,557	3,444,000	0.7%
Johnson & Johnson	130,000	8,421,618	7,615,400	1.6%
Novartis ADR	150,000	7,362,650	7,038,000	1.4%
Pfizer	400,000	9,402,068	6,572,000	1.3%
Wyeth	130,000	5,649,109	4,681,300	1.0%

		59,296,889	48,761,700	10.0%

Metal Ores
Alcoa	400,000	8,470,461	4,304,000	0.9%
BHP Billiton ADS	85,000	3,807,112	3,401,700	0.7%
Freeport-McMoRan Copper & Gold Class B	100,000	5,547,791	2,399,000	0.5%
Rio Tinto ADS	14,000	1,945,210	1,400,000	0.3%

		19,770,574	11,504,700	2.4%

Office Material
Avery Dennison	60,000	3,666,463	1,866,000	0.4%

Paint & Allied Products
Valspar	40,000	1,141,129	784,800	0.2%

Paper & Paper Products
Kimberly-Clark	130,000	8,682,051	7,512,700	1.5%

Publishing
McGraw-Hill	150,000	7,293,406	3,750,000	0.8%
Pearson ADS	300,000	4,106,896	2,880,000	0.6%

		11,400,302	6,630,000	1.4%

Real Estate
Duke Realty	100,000	3,206,640	821,000	0.2%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report November 30, 2008	7

Amana Income Fund: Schedule of Investments
Common Stocks - 62.7%	Number of Shares	Tax Cost	Market Value	Percentage of Assets

Shoes & Related Apparel
Nike Class B	150,000	$8,816,657	$7,987,500	1.6%

Soap & Cleaning Preparants
Colgate-Palmolive	90,000	6,246,123	5,856,300	1.2%

Steel
Nucor	65,000	3,011,101	2,319,200	0.5%
Tenaris ADR	50,000	2,042,366	1,051,500	0.2%
United States Steel	60,000	5,085,087	1,824,000	0.4%

		10,138,554	5,194,700	1.1%

Telecommunications
AT&T	220,000	7,910,886	6,283,200	1.3%
Chunghwa Telecom ADR	242,000	4,108,881	3,784,880	0.8%
SK Telecom ADR	50,000	1,119,110	810,500	0.2%
Telefónica ADS	60,000	2,930,195	3,662,400	0.7%
Telus	100,000	4,478,065	2,876,000	0.6%
Vodafone Group ADS	150,000	4,545,682	2,937,000	0.6%

		25,092,819	20,353,980	4.2%

Tools
Black & Decker	43,000	3,746,684	1,824,920	0.4%
Illinois Tool Works	100,000	5,364,758	3,412,000	0.7%
Regal-Beloit	100,000	4,068,804	3,364,000	0.7%

		13,180,246	8,600,920	1.8%

Transportation
Burlington Northern Santa Fe	65,000	4,544,119	4,979,650	1.0%
Canadian National Railway	110,000	5,201,761	3,874,200	0.8%
Canadian Pacific Railway	90,000	4,930,334	2,898,000	0.6%
United Parcel Service Class B	120,000	8,672,585	6,912,000	1.4%

		23,348,799	18,663,850	3.8%

Utilities
Duke Energy	70,000	992,740	1,089,200	0.2%
E. ON ADS	85,000	4,048,845	2,974,694	0.6%
FPL Group	150,000	8,001,732	7,314,000	1.5%
IDACORP	90,000	2,978,396	2,736,000	0.5%
National Fuel Gas	130,000	5,585,953	4,228,900	0.9%
Piedmont Natural Gas Company	60,000	1,117,404	2,016,000	0.4%
Sempra Energy	40,000	1,451,126	1,866,800	0.4%
Telstra ADR	100,000	1,761,032	1,321,930	0.3%

		25,937,228	23,547,524	4.8%

Islamic Debt - 0.2%	Rate/Maturity	Face Value	Market Value	Percentage of Assets

Halal Putable CD
University Bank Putable CD	3.91% due 4/7/2013¹	1,000,000	1,000,000	0.2%

Total investments		$402,083,910	307,270,605	62.9%
Other assets (net of liabilities)			180,930,207	37.1%

Total net assets			$488,200,812	100.0%
¹Variable rate; rate shown is effective rate at period end ADS: American Depositary Share ADR: American Depositary Receipt

8	Semi-Annual Report November 30, 2008	The accompanying notes are an integral part of these financial statements.

Amana Income Fund

Statement of Assets and Liabilities
November 30, 2008

Assets
Investments in securities, at value (Cost $402,083,910)	$307,270,605
Cash	179,071,544
Dividends/income receivable	1,392,613
Receivable for Fund shares sold	1,125,742
Insurance reserve premium	2,529

Total assets		488,863,033

Liabilities
Payable to affiliates	350,054
Payable for Fund shares redeemed	237,878
Accrued expenses	74,289

Total liabilities		662,221

Net assets		488,200,812

Analysis of Net Assets
Paid-in capital (unlimited shares authorized, without par value)	580,114,528
Undistributed net investment income	3,185,306
Accumulated net realized loss	(285,717)
Unrealized net depreciation on investments	(94,813,305)

Net assets applicable to Fund shares outstanding		$488,200,812

Fund shares outstanding		20,974,367

Net asset value, offering and redemption price per share		$23.28

Statement of Operations
Period ended November 30, 2008

Investment income
Dividends/income (net of foreign taxes of $131,349)	$6,049,455
Miscellaneous income	399

Gross investment income		6,049,854

Expenses
Investment adviser and administration fees	2,344,528
Distribution fees	617,826
Shareowner servicing	97,974
Custodian fees	23,767
Filing and registration fees	23,368
Printing and postage	19,092
Other expenses	16,119
Professional fees	13,360
Chief Compliance Officer expenses	8,118

Total gross expenses	3,164,152

Less custodian fee credits	(23,767)

Net expenses		3,140,385

Net investment income		2,909,469

Net realized loss on portfolio investments
Proceeds from sales	4,854,274
Less cost of securities sold (based on identified cost)	5,307,131
Net realized loss on investments		(452,857)

Net unrealized loss on portfolio investments

End of period	(94,813,305)
Beginning of period	56,522,989

Net decrease in unrealized appreciation		(151,336,294)

Net realized and unrealized loss on portfolio investments		(151,789,151)

Net decrease in net assets resulting from operations		$(148,879,682)

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report November 30, 2008	9

Amana Income Fund

Statement of Changes in Net Assets	Period ended November 30, 2008	Year ended May 31, 2008

Increase (decrease) in net assets
From operations
Net investment income	$2,909,469	$2,344,896
Net realized gain (loss) on investments	(452,857)	2,188,637
Net increase (decrease) in unrealized appreciation	(151,336,294)	11,630,545

Net increase (decrease) in net assets	(148,879,682)	16,164,078

Dividends to shareowners from
Net investment income	-	(2,408,828)
Capital gain distribution	-	(4,767,678)

Total distributions	-	(7,176,506)

From Fund share transactions
Proceeds from sales of shares	230,488,092	327,138,981
Value of shares issued in reinvestment of dividends	-	7,048,022
Early redemption fees retained	63,017	45,155
Cost of shares redeemed	(87,387,002)	(83,064,445)

Net increase in net assets	143,164,107	251,167,713

Total increase (decrease) in net assets	(5,715,575)	260,155,285

Net assets
Beginning of period	493,916,387	233,761,102
End of period	$488,200,812	$493,916,387

Shares of the Fund sold and redeemed
Number of shares sold	8,638,654	10,665,246
Number of shares issued in reinvestment of dividends	-	226,750
Number of shares redeemed	(3,349,482)	(2,750,228)

Net increase in number of shares outstanding	5,289,172	8,141,768

Financial Highlights	For period ended	For year ended May 31,
Selected data per share of capital stock outstanding throughout each period:	Nov. 30 2008	2008	2007	2006	2005	2004

Net asset value at beginning of period	$31.49	$30.99	$25.46	$21.42	$17.50	$15.07
Income from investment operations
Net investment income	0.16¹	0.22¹	0.26¹	0.32¹	0.23¹	0.28
Net gains (losses) on securities (both realized and unrealized)	(8.37)	0.89	5.87	4.18	3.93	2.43

Total from investment operations	(8.21)	1.11	6.13	4.50	4.16	2.71

Less distributions
Dividends (from net investment income)	0.00	(0.18)	(0.20)	(0.29)	(0.24)	(0.28)
Distributions (from capital gains)	0.00	(0.43)	(0.41)	(0.17)	-	-

Total distributions	0.00	(0.61)	(0.61)	(0.46)	(0.24)	(0.28)

Paid-in capital from early redemption fees²	0.00³	0.00³	0.01	0.00³	0.00³	-

Net asset value at end of period	$23.28	$31.49	$30.99	$25.46	$21.42	$17.50

Total return	(26.07)%	3.61%	24.31%	21.17%	23.76%	17.99%

Ratios / supplemental data
Net assets ($000), end of period	$488,201	$493,916	$233,761	$74,606	$40,842	$24,761
Ratio of expenses to average net assets
Before custodian fee credits	0.64%	1.33%	1.38%	1.50%	1.61%	1.72%
After custodian fee credits	0.64%	1.32%	1.37%	1.49%	1.60%	1.71%
Ratio of net investment income after custodian fee credits to average net assets	0.59%	0.71%	0.95%	1.34%	1.26%	1.71%
Portfolio turnover rate	1%	2%	14%	10%	9%	3%

¹Calculated using average shares outstanding. ²Early redemption fee adopted August 18, 2004 ³Amount is less than $0.01

10	Semi-Annual Report November 30, 2008	The accompanying notes are an integral part of these financial statements.

Amana Growth Fund: Performance Summary

Average Annual Returns as of November 30, 2008

	1 year	5 years	10 years	Expense Ratio¹
Amana Growth Fund	-32.68%	6.23%	7.80%	1.31%

Russell 2000 Index	-37.54%	-1.60%	3.12%	N/A

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged, and expense-free. Conversely, the fund will (1) be actively managed, (2) have an objective other than mirroring the index, such as limiting risk, (3) bear various operational costs, (4) stand ready to buy and sell its securities to shareowners on a daily basis, and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on Nov. 30, 1998 to a similar amount invested in the Russell 2000 Index, a broad-based stock market index. The graph shows that an investment in the Fund would have risen to $21,194 versus $13,602 in the Index.
Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares, nor do they reflect the potential deduction of a 2% redemption fee on shares held less than 30 calendar days.

¹ By regulation, the expense ratio for the Fund shown in this table is as of the Fund's most recent prospectus which is dated Aug. 21, 2008, incorporates results for the 2008 fiscal year, and differs from expense ratios shown elsewhere in this report as they represent different fiscal periods.

Fund Objective

The primary objective of the Growth Fund is long-term capital growth consistent with Islamic principles.

Top Ten Holdings		Industry Allocation

Issue	% of Fund Assets	Industry weightings are shown as a percentage of net assets.
Apple	2.8%

Norfolk Southern	2.0%

United Parcel Service Class B	1.7%

PepsiCo	1.7%
Amgen	1.7%

Genentech	1.6%

Johnson & Johnson	1.6%

Potash Corp. of Saskatchewan	1.6%

Barr Pharmaceuticals	1.6%

Clorox	1.6%

Semi-Annual Report November 30, 2008	11

Amana Growth: Schedule of Investments
Common Stocks — 71.8%	Number of Shares	Tax Cost	Market Value	Percentage of Assets

Aerospace
Crane	210,000	$8,044,754	$3,112,200	0.5%

Automotive
Genuine Parts	125,000	5,729,519	4,893,750	0.7%

Building
Fastenal	155,000	5,896,127	5,969,050	0.9%
Lowe's Companies	225,000	6,800,080	4,648,500	0.7%

		12,696,207	10,617,550	1.6%

Business Services
Convergys¹	400,000	8,728,903	2,516,000	0.4%
Gartner¹	100,000	1,945,945	1,536,000	0.2%

		10,674,848	4,052,000	0.6%

Chemicals
Potash Corp. of Saskatchewan	170,000	6,577,936	10,478,800	1.6%

Computer Hardware
Apple¹	200,000	12,024,718	18,534,000	2.8%
Cree¹	160,000	3,729,286	2,540,800	0.4%
Hewlett-Packard	270,000	10,237,659	9,525,600	1.4%
Intel	450,000	10,346,370	6,210,000	0.9%
International Business Machines	110,000	9,586,888	8,976,000	1.4%
Quantum¹	400,000	779,928	48,000	0.0%²
SanDisk¹	135,000	6,409,748	1,080,000	0.1%
Seagate Technology	250,000	5,683,020	1,052,500	0.1%
Sun Microsystems¹	200,000	2,303,984	634,000	0.1%
Taiwan Semiconductor ADS	738,107	7,442,763	5,277,465	0.8%
Verigy¹	180,000	3,976,050	1,657,800	0.3%
Xilinx	200,000	5,389,060	3,272,000	0.5%

		77,909,474	58,808,165	8.8%

Computer Networking
Cisco Systems¹	500,000	11,768,450	8,270,000	1.2%

Computer Software
Adobe Systems¹	360,000	13,025,243	8,337,600	1.3%
Infosys ADS	150,000	4,101,940	3,772,500	0.6%
Intuit¹	400,000	10,681,008	8,864,000	1.3%
Oracle¹	550,000	11,133,255	8,849,500	1.3%

		38,941,446	29,823,600	4.5%

Electronics
Agilent Technologies¹	280,000	8,841,601	5,272,400	0.8%
EMCOR Group¹	275,000	5,128,467	4,336,750	0.7%
Qualcomm	300,000	9,985,036	10,071,000	1.5%
Sony ADS	120,000	5,763,142	2,325,600	0.4%
Trimble Navigation¹	400,000	10,397,518	8,144,000	1.2%

		40,115,764	30,149,750	4.6%

Continued on next page.

12	Semi-Annual Report November 30, 2008	The accompanying notes are an integral part of these financial statements.

Amana Growth: Schedule of Investments
Common Stocks — 71.8%	Number of Shares	Tax Cost	Market Value	Percentage of Assets

Energy
BP ADS	105,000	$6,758,001	$5,112,450	0.8%
EnCana	150,000	5,938,213	7,021,500	1.1%
Noble	200,000	8,279,609	5,358,000	0.8%
Petro-Canada	80,000	4,328,356	2,004,000	0.3%

		25,304,179	19,495,950	3.0%

Food Production
Dr. Pepper Snapple Group¹	150,000	3,383,510	2,421,000	0.4%
Groupe Danone ADS	380,000	6,334,458	4,366,200	0.6%
Hansen Natural¹	325,000	10,751,021	9,668,750	1.5%
PepsiCo	200,000	12,846,807	11,340,000	1.7%

		33,315,796	27,795,950	4.2%

Internet Content
Akamai Technologies¹	300,000	7,858,090	3,681,000	0.6%
SumTotal Systems¹	50,000	334,377	144,500	0.0%²

		8,192,467	3,825,500	0.6%

Machinery
Manitowoc	300,000	6,466,216	2,364,000	0.4%

Medical
Amgen¹	200,000	12,047,081	11,108,000	1.7%
Barr Pharmaceuticals¹	160,000	8,129,872	10,462,400	1.6%
DENTSPLY International	325,000	10,400,884	8,476,000	1.3%
Eli Lilly	40,000	2,350,723	1,366,000	0.2%
Genentech¹	140,000	10,084,074	10,724,000	1.6%
Genzyme¹	130,000	8,679,340	8,322,600	1.3%
Humana¹	250,000	12,685,906	7,557,500	1.1%
IMS Health	300,000	7,039,452	3,945,000	0.6%
Johnson & Johnson	180,000	11,364,454	10,544,400	1.6%
Novartis ADR	150,000	8,029,731	7,038,000	1.1%
Novo Nordisk ADS	124,000	3,771,106	6,336,400	1.0%
Pharmaceutical Product Development	250,000	8,399,412	6,585,000	1.0%
VCA Antech¹	302,000	10,418,631	5,753,100	0.9%
Wyeth	200,000	9,335,732	7,202,000	1.1%
Zimmer Holdings¹	150,000	11,246,605	5,598,000	0.8%

		133,983,003	111,018,400	16.9%

Metal Ores
Anglo American ADR	350,000	7,977,318	4,175,500	0.6%
Rio Tinto ADS	33,000	5,627,595	3,300,000	0.5%
Teck Cominco	100,000	426,640	492,000	0.1%

		14,031,553	7,967,500	1.2%

Office Equipment
Canon ADS	220,000	10,199,059	6,547,200	1.0%
Staples	250,000	6,313,390	4,340,000	0.6%

		16,512,449	10,887,200	1.6%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report November 30, 2008	13

Amana Growth: Schedule of Investments
Common Stocks — 71.8%	Number of Shares	Tax Cost	Market Value	Percentage of Assets

Publishing
John Wiley & Sons Class A	100,000	$3,474,490	$3,596,000	0.6%
McGraw-Hill	220,000	11,148,557	5,500,000	0.8%

		14,623,047	9,096,000	1.4%

Retail
Amazon.com¹	200,000	13,707,061	8,540,000	1.3%
American Eagle Outfitters	450,000	10,158,960	4,320,000	0.7%
Bed Bath & Beyond¹	150,000	5,956,294	3,043,500	0.5%
Best Buy	350,000	14,695,777	7,248,500	1.1%
Coach¹	240,000	8,677,046	4,296,000	0.6%
CVS/Caremark	200,000	7,159,290	5,786,000	0.9%
PetSmart	230,000	6,743,367	4,036,500	0.6%

		67,097,795	37,270,500	5.7%

Soap & Cleaning Preparants
Clorox	175,000	10,635,742	10,353,000	1.6%

Telecommunications
América Móvil ADS	230,000	8,607,624	6,900,000	1.1%
American Tower¹	60,000	2,618,826	1,634,400	0.3%
China Mobile ADS	150,000	8,046,620	6,874,500	1.0%
Harris	230,000	9,451,615	8,022,400	1.2%
Rogers Communications	200,000	7,766,973	5,416,000	0.8%
Turkcell Iletisim Hizmetleri ADR	100,000	1,158,550	1,378,000	0.2%

		37,650,208	30,225,300	4.6%

Tools
Lincoln Electric Holdings	96,500	4,841,718	4,409,085	0.7%
Regal-Beloit	145,000	6,547,413	4,877,800	0.7%

		11,389,131	9,286,885	1.4%

Transportation
Canadian Pacific Railway	175,000	10,657,416	5,635,000	0.9%
LAN Airlines ADS	350,000	2,435,338	2,975,000	0.5%
Norfolk Southern	270,000	13,765,235	13,356,900	2.0%
United Parcel Service Class B	200,000	14,457,083	11,520,000	1.7%

		41,315,072	33,486,900	5.1%

Islamic Debt — 0.2%	Rate/Maturity	Face Value	Market Value	Percentage of Assets

Halal Putable CD
University Bank Putable CD	3.91% due 4/7/2013³	1,000,000	1,000,000	0.2%

Total investments		$633,975,056	474,278,900	72.0%
Other assets (net of liabilities)			184,071,606	28.0%

Total assets			$658,350,506	100.0%

¹Non-Income producing security ²Amount is less than 0.1% ³Variable rate; rate shown is effective rate at period end ADS: American Depositary Share ADR: American Depositary Receipt

14	Semi-Annual Report November 30, 2008	The accompanying notes are an integral part of these financial statements.

Amana Growth Fund

Statement of Assets and Liabilities
November 30, 2008

Assets
Investments in securities, at value (Cost $633,975,056)	$474,278,900
Cash	198,140,201
Dividends/income receivable	915,300
Receivable for securities sold	760,656
Receivable for Fund shares sold	710,966

Total assets		674,806,023

Liabilities
Payable for securities purchased	15,560,285
Payable to affiliates	500,535
Payable for Fund shares redeemed	303,669
Accrued expenses	91,028

Total liabilities		16,455,517

Net assets		658,350,506

Analysis of Net Assets
Paid-in capital (unlimited shares authorized, without par value)	824,085,903
Accumulated net realized loss	(6,039,241)
Unrealized net depreciation on investments	(159,696,156)

Net assets applicable to Fund shares outstanding		$658,350,506

Fund shares outstanding		42,061,369

Net asset value, offering and redemption price per share		$15.65

Statement of Operations
Period ended November 30, 2008

Investment income
Dividends/income (net of foreign taxes of $192,276)	$3,668,190
Miscellaneous income	465

Gross investment income		3,668,655

Expenses
Investment adviser and administration fees	3,317,573
Distribution fees	902,026
Shareowner servicing	180,692
Other expenses	37,893
Custodian fees	36,496
Professional fees	28,996
Printing and postage	24,899
Chief Compliance Officer expenses	16,149
Filing and registration fees	16,145

Total gross expenses	4,560,869

Less custodian fee credits	(36,496)

Net expenses		4,524,373

Net investment loss		(855,718)

Net realized loss on portfolio investments
Proceeds from sales	6,861,265
Less cost of securities sold (based on identified cost)	15,819,467

Net realized loss on investments		(8,958,202)

Net unrealized loss on portfolio investments
End of period	(159,696,156)
Beginning of period	114,100,735

Net decrease in unrealized appreciation		(273,796,891)

Net realized and unrealized loss on portfolio investments		(282,755,093)

Net decrease in net assets resulting from operations	$(283,610,811)

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report November 30, 2008	15

Amana Growth Fund

Statement of Changes in Net Assets	Period ended November 30, 2008	Year ended May 31, 2008

Increase (decrease) in net assets
From operations
Net investment loss	$(855,718)	$(2,452,482)
Net realized gain (loss) on investments	(8,958,202)	9,793,118
Net increase (decrease) in unrealized appreciation	(273,796,891)	11,932,757

Net increase (decrease) in net assets	(283,610,811)	19,273,393

Dividends to shareowners from
Capital gain distribution	-	(5,820,450)

Total distributions	-	(5,820,450)

From Fund share transactions
Proceeds from sales of shares	299,714,823	408,482,475
Value of shares issued in reinvestment of dividends	-	5,764,765
Early redemption fees retained	127,681	83,811
Cost of shares redeemed	(116,378,762)	(183,533,295)

Net increase in net assets	183,463,742	230,797,756

Total increase (decrease) in net assets	(100,147,069)	244,250,699

Net assets
Beginning of period	758,497,575	514,246,876
End of period	$658,350,506	$758,497,575

Shares of the Fund sold and redeemed
Number of shares sold	15,783,666	18,030,130
Number of shares issued in reinvestment of dividends	-	250,642
Number of shares redeemed	(6,331,437)	(8,226,503)

Net increase in number of shares outstanding	9,452,229	10,054,269

Financial Highlights	For period ended	For year ended May 31,
Selected data per share of capital stock outstanding throughout each period:	Nov. 30, 2008	2008	2007	2006	2005	2004

Net asset value at beginning of period	$23.26	$22.80	$18.76	$15.51	$12.34	$10.01
Income from investment operations
Net investment income (loss)	(0.02)¹	(0.09)	(0.09)¹	(0.09)¹	(0.13)¹	(0.11)
Net gains (losses) on securities (both realized and unrealized)	(7.59)	0.75	4.13	3.34	3.30	2.44

Total from investment operations	(7.61)	0.66	4.04	3.25	3.17	2.33

Less distributions
Dividends (from net investment income)	-	-	-	-	-	-
Distributions (from capital gains)	-	(0.20)	-	-	-	-

Total distributions	-	(0.20)	-	-	-	-

Paid-in capital from early redemption fees²	0.00³	0.00³	0.00³	0.00³	0.00³	-

Net asset value at end of period	$15.65	$23.26	$22.80	$18.76	$15.51	$12.34

Total return	(32.72)%	2.91%	21.54%	20.95%	25.69%	23.28%

Ratios / supplemental data
Net assets ($000), end of period	$658,351	$758,498	$514,247	$214,809	$53,874	$32,778
Ratio of expenses to average net assets
Before custodian fee credits	0.63%	1.31%	1.36%	1.42%	1.66%	1.75%
After custodian fee credits	0.63%	1.29%	1.36%	1.41%	1.65%	1.73%
Ratio of net investment income (loss) after custodian fee credits to average net assets	(0.12)%	(0.39)%	(0.43)%	(0.51)%	(0.87)%	(1.00)%
Portfolio turnover rate	1%	7%	9%	5%	2%	13%

¹Calculated using average shares outstanding ²Early redemption fee adopted August 18, 2004 ³Amount is less than $0.01

16	Semi-Annual Report November 30, 2008	The accompanying notes are an integral part of these financial statements.

Expenses

All mutual funds have operating expenses. As an Amana mutual fund shareowner, you incur ongoing costs, including management fees, distribution (or service) 12b-1 fees, and other fund expenses such as shareowner reports (like this one). Operating expenses, which are deducted from a fund's gross earnings, directly reduce the investment return of a fund. All mutual funds (unlike some other financial investments) only report their results after deduction of operating expenses.

With the Amana funds, unlike many mutual funds, you do not incur sales charges (loads) on purchase payments, reinvested dividends, or other distributions. You do not incur redemption fees, exchange fees, or fees related to Saturna Individual Retirement Accounts. However, to discourage speculation, you may incur a 2% redemption fee for shares held less than 30 calendar days. You may incur fees related to extra services requested by you for your account, such as a checkbook to use for redemptions or bank wires. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Examples

The following examples are based on an investment of $1,000 invested at the beginning of the semi-annual period and held for six months (June 1, 2008 to November 30, 2008).

Actual Expenses

The first line of each table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The Funds also charge the following fees for extra services rendered on request, which you may need to add to determine your total expenses: $10 per checkbook, $25 per domestic bank wire, $35 per international bank wire, $15 per overnight courier delivery.

Hypothetical Example For Comparison Purposes

The second line of each table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the year. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of other mutual funds. You may wish to add other fees that are not included in the expenses shown in the table, such as IRA fees (there are no Saturna IRA fees with the Amana Funds), and charges for extra services such as check writing and bank wires.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees (note that the Amana Funds do not have any such transactional costs). Therefore, the "Hypothetical" line of each fund is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account Value [June 1, 2008]	Ending Account Value [November 30, 2008]	Expenses Paid During Period	Annualized Expense Ratio
Income Fund
Actual	$1,000.00	$739.30	$5.58	1.28%

Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.65	$6.48	1.28%

Growth Fund
Actual	$1,000.00	$672.80	$5.28	1.26%

Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.75	$6.38	1.26%

Expenses are equal to annualized expense ratios indicated above (based on the most recent semi-annual period of June 1, 2008 through November 30, 2008), multiplied by the average account value over the period, multiplied by 183/365 to reflect the semi-annual period.

Semi-Annual Report November 30, 2008	17

Notes To Financial Statements

Note 1 — Organization

Amana Mutual Funds Trust (the "Trust") was established under Indiana law as a Business Trust on July 26, 1984. The Trust is registered as a no-load, open-end, diversified series management investment company under the Investment Company Act of 1940, as amended. The Trust restricts its investments to those acceptable to Muslims by investing in accordance with Islamic principles. Two portfolio series have been created. The Income Fund was first authorized to sell shares of beneficial interest to the public on June 23, 1986. The investment objective of the Income Fund is current income and preservation of capital. The Growth Fund began operations on February 3, 1994. The investment objective of the Growth Fund is long-term capital growth.

Note 2 — Unaudited Information

The information in this interim report has not been subject to independent audit.

Note 3 — Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds.

Security valuation:

Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price.

Unlisted securities are valued using an independent pricing service, which determines valuations by using a matrix. For unlisted ADRs, this technique considers ADR ratios (the number of shares of the underlying security represented by an ADR certificate), underlying share trading on foreign exchanges, and input from news sources and depositary banks.

Other securities for which quotations are not readily available are valued at fair values as determined in good faith by or under the direction of the Board of Trustees.

The cost of securities is the same for accounting and Federal income tax purposes. Security transactions are recorded on trade date. Realized gains and losses on sales of securities are recorded on the identified cost basis.

Share valuation:

The net asset value ("NAV") per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds' shares are not priced or traded on days the NYSE is closed. The NAV is the offering and redemption price per share.

Fair value measurements:

The Funds adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), effective December 1, 2007. In accordance with FAS 157, fair value is defined as the price that a Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

  Level 1 — quoted prices in active markets for identical investments
  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2008 in valuing the Funds' investments carried at value:

Income Fund
Level	Valuation Inputs	Investments in Securities
Level 1	Quoted Prices	$300,380,236
Level 2	Other Significant Observable Inputs	6,890,369
Level 3	Significant Unobservable Inputs	-

Total		$307,270,605

Growth Fund
Level	Valuation Inputs	Investments in Securities
Level 1	Quoted Prices	$468,912,700
Level 2	Other Significant Observable Inputs	5,366,200
Level 3	Significant Unobservable Inputs	-

Total		$474,278,900

Investment concentration:

The fundamental policies of the Funds prohibit earning interest, in accordance with Islamic principles (sharia). Consequently, cash is held in non-interest-bearing deposits with the Funds' custodian or other banks. "Other assets (net of liabilities)" in the Funds' Schedules of Investments primarily represents cash on deposit with the custodian. Cash on deposit will vary widely over time. These deposits with banks exceed the FDIC insured limits. Statement of Accounting Standards No. 107 identifies these items as a concentration of credit risk, requiring disclosure regardless of the degree of risk. The risk is managed by careful financial analysis and review of the custodian's operations, resources, and protections available to the Trust. This continuing process includes evaluation of other financial institutions providing investment company custody services. PNC Global Investment Servicing, the Funds' custodian, states that it is participating in the FDIC Transaction Account Guarantee Program. Under that program certain account types, including the Funds', are fully guaranteed by the FDIC for the entire amount in the account through December 31, 2009.

Federal income taxes:

As qualified investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes

18	Semi-Annual Report November 30, 2008

Notes To Financial Statements (continued)

to the extent that they distribute all of their taxable income. It is the Funds' policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to shareowners. Therefore, no Federal Income Tax provision is required. Income and capital gains of the Funds are determined in accordance with both tax regulations and accounting principles generally accepted in the United States. This may result in temporary and permanent differences between tax basis and earnings reported for financial statement purposes. These reclassifications have no impact on the net asset value of the Funds, and are primarily attributable to certain differences in computation of distributable income and capital gains under Federal tax rules versus accounting principles generally accepted in the United States.

In June 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns. These positions must meet a "more-likely-than-not" standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the recognition threshold, the Funds must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. Tax positions not deemed to meet the "more-likely-than-not" threshold are recorded as a tax expense in the current year.

FIN 48 requires the Funds to analyze all open tax years, as defined by the relevant Statute of Limitations, for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities. The major tax authority for the Funds is the Internal Revenue Service. At November 30, 2008, four previous tax years are open: June 1, 2005 through May 31, 2009. The Funds have no examinations in progress. The Funds reviewed this tax year and concluded that the adoption of FIN 48 resulted in no effect on the Funds' financial positions or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end May 31, 2009. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. FIN 48 was adopted by the Funds on June 1, 2007.

Dividends and distributions to the shareowners:

Dividends from equity securities and distributions to shareowners, which are determined in accordance with income tax regulations, are recorded as income on the ex-dividend date. Expenses incurred by the Trust on behalf of the Funds (e.g., professional fees) are allocated to the Funds on the basis of relative daily average net assets. Net investment losses may not be utilized to offset net investment income in future periods for tax purposes. Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates.

Dividends and distributions are payable at the end of December and May. As a result of its investment strategy, the Growth Fund does not expect to pay income dividends. Shareowners electing to reinvest dividends and distributions purchase additional shares at the net asset value on the payable date.

Use of estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

Other:

The Trustees have adopted certain policies and procedures with respect to frequent trading of Fund shares. The Funds are intended for long-term investment and do not permit rapid trading of their shares. To discourage speculation, shares held less than thirty calendar days, including those held in omnibus accounts at intermediaries, may be assessed a 2% early-redemption fee (payable to the Fund) when redeemed. These fees are deducted from the redemption proceeds otherwise payable to the shareowner and retained by the Funds as paid-in capital and included in the daily NAV calculation.

Note 4 — Transactions with Affiliated Persons

Under a contract approved annually by Amana's independent trustees, Saturna Capital Corporation provides investment advisory services and certain other administrative and distribution services and facilities required to conduct Trust business. For such services, each Fund pays an annual fee equal to 0.95% of the first $500 million of its average daily net assets, 0.85% on the next $500 million and 0.75% on assets over $1 billion. For the period ended November 30, 2008, Income Fund and Growth Fund paid advisory fee expenses of $2,344,528 and $3,317,573, respectively. Certain officers and one trustee of Amana are also officers and directors of the investment adviser.

Saturna Capital also acts as transfer agent for the Trust, for which it was paid $97,974 and $180,692 for the Income and Growth Fund, respectively, for the period ended November 30, 2008.

Saturna Brokerage Services, Inc. ("SBS"), a subsidiary of Saturna Capital Corporation, is registered as a broker-dealer and acts as distributor. The Funds have adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act. The plan provides that the Funds will pay a fee to SBS at an annual rate of up to .25% of the average net assets of the Funds. The fee is paid to SBS as reimbursement for expenses incurred for distribution-related activity. For the period ended November 30, 2008 Income Fund and Growth Fund paid $617,826 and $902,026 respectively, to the Distributor. SBS is the primary broker used to effect portfolio transactions for the Trust. SBS currently executes portfolio transactions for the Trust for free (no commissions). Should any change occur in this policy, shareowners would be notified.

During the period ended November 30, 2008, the Independent Trustees were paid by the Trust, in arrears: (1) $1,000 per quarter, plus $500 per board meeting attended (in person or by phone), plus reimbursement of travel expenses; (2) $500 for committee meetings not held in conjunction with a board meeting; plus (3) $500 per quarter for serving as chairman of the board or any committee. Beginning with the August 29, 2008 meeting, payment for attendance at a board meeting was increased to $1,000, and the payment for committee meetings not held with a Board meeting was reduced to $250. For the period ended November 30, 2008, the Trust incurred $22,500 of compensation expenses and $27,881 of total expenses for the independent Trustees.

Semi-Annual Report November 30, 2008	19

Notes To Financial Statements (continued)

The other officers are paid by Saturna Capital, and not the Trust, except for Mr. James D. Winship, who is partially compensated by the Trust. Regulations require the Trust to designate a Chief Compliance Officer; Mr. Winship was retained by the Trust for the period ended November 30, 2008. For this period, the Income Fund and the Growth Fund incurred $8,118 and $16,149, respectively, of expenses for the Chief Compliance Officer.

On November 30, 2008, the trustees, officers, and their affiliates as a group owned 0.28% of the Income Fund's and 0.26% of the Growth Fund's outstanding shares.

Note 5 — Dividends

The tax characteristics of distributions paid for the period ending November 30, 2008 and the years ending May 31, 2008 and 2007 were as follows:

Income Fund	Period ended Nov. 30, 2008	2008	2007

Ordinary income	$ -	$2,408,828	$1,224,430
Long-term capital gain¹	-	4,767,678	1,834,296

	$ -	$7,176,506	$3,058,726

Growth Fund	Period ended Nov. 30, 2008	2008	2007

Ordinary income²	$ -	$ -	$ -
Long-term capital gain¹	-	5,820,450	-

	$ -	$5,820,450	$ -

¹Long-term capital gain dividend designated pursuant to Section 852(b)(3) of the Internal Revenue Code.

²By policy, the Growth Fund seeks to avoid paying income dividends.

As of November 30, 2008, the components of distributable earnings on a tax basis were as follows:

Income Fund

Undistributed ordinary income	$3,185,306
Undistributed net realized loss on investments	(285,717)
Unrealized depreciation	(94,813,305)

$(91,913,716)

Growth Fund

Undistributed ordinary income	$ -
Accumulated net realized loss on investments	(6,039,241)
Unrealized depreciation	(159,696,156)

$(165,735,397)

Note: Short-term capital gains are considered ordinary income for tax purposes.

Note 6 — Investments

At November 30, 2008, the net unrealized depreciation of the Funds were comprised as follows:

	Income	Growth
Gross unrealized appreciation	$13,533,063	$30,938,222
Gross unrealized depreciation	(108,346,368)	(190,634,378)

Net unrealized depreciation	$(94,813,305)	$(159,696,156)

During the period ended November 30, 2008, the Funds purchased and sold the following amounts of securities.

	Purchases	Sales

Income Fund	$33,151,439	$4,854,274

Growth Fund	$62,415,301	$6,861,265

Note 7 — Custodian

During 2008, the Trust became increasingly concerned about the financial health of its custodian, National City Corporation headquartered in Cleveland, OH. The Trust also sought a more experienced international stock custodian. After a diligent review, the Trust selected the fund servicing arm of PNC Financial Services Group of Pittsburgh, PA as its new custodian. The cash and securities of the Trust were transferred to PNC Global Investment Servicing in the fall of 2008. Interestingly, on December 31, 2008, PNC acquired National City Corporation in a transaction assisted by the purchase of new PNC preferred stock by the U.S. Treasury.

In accordance with the Funds' custodian agreements with National City Bank, Indiana and PNC Global Investment Servicing (the Funds' prior and current custodians, respectively), custody fees are reduced by credits for cash balances. Such reduction amounted to $23,767 and $36,496 for the Income Fund and Growth Fund, respectively, for the period ended November 30, 2008.

20	Semi-Annual Report November 30, 2008

Results of Special Shareowner Meeting

On December 15, 2008, the shareowners of Amana Mutual Funds Trust convened a special meeting. At the meeting, a proposal to elect Trustees was presented to and approved by the shareowners. The following nominees were presented for election as Trustees:

Nominee	For	Withhold
Talat M. Othman¹	51,536,453	2,049,691

Iqbal J. Unus¹	51,532,141	2,054,003

Abdul Wahab¹	51,540,550	2,045,594

M. Abid Malik¹	51,534,007	2,052,137

Salim Manzar	51,547,681	2,038,464

Herbert G. Grubel	51,511,315	2,074,830

Miles Davis	51,585,172	2,000,972

Nicholas F. Kaiser¹	51,563,124	2,023,020

¹Trustees standing for reelection

The term of office of each Trustee is for the life of the Trust, or until death, resignation, removal, or until not reelected by shareowners.

Semi-Annual Report November 30, 2008	21

Renewal of Investment Advisory Contracts

On August 29, 2008, the Trustees discussed the Investment Advisory and Administration Agreement with Saturna Capital Corporation. The Trustees reviewed the materials in the Board Book. The Trustees took into consideration that the Funds offer a full range of high-quality investor services, including unique services for Islamic investors, and that there had been enhancements in Saturna's operations during the last year. The Trustees noted Saturna's experience, ability and commitment to quality service through performing internally such functions as shareowner servicing, administration, accounting, marketing and distribution.

The Trustees also took into consideration that the performance of each of the Funds, both in absolute numbers and relative to peers, was exceptional. As of August 6, 2008, Lipper's Leader Scorecard ranked Amana Growth in the first quintile of its Multi-Cap Growth category on total return and consistent return, and second quintile on preservation and tax efficiency. Lipper's Scorecard ranked Amana Income in the first quintile of its Equity Income category on total return, consistent return, preservation and tax efficiency.

It was noted that as of July 31, 2008, Morningstar continued to give both Amana Funds its top 5-Star rating overall. The Trustees took into consideration that Saturna has managed both Funds so as to be an appropriate investment for members of the Islamic faith and has achieved the excellent performance notwithstanding the requirements of Islamic teachings. They also understood this specialized focus — compliance with Islamic sharia — increases Saturna's research expenses and obligations.

In addition, the Trustees also took into consideration Saturna's continued avoidance of significant operational problems, its efforts to comply with increased investment company rules and regulations, substantial investments in personnel, training and equipment to meet present, and anticipated, increased demands for service. They recognized Saturna's continued efforts to retain increasingly qualified, experienced and specialized staff and improve the capital base on which Saturna operates, which the Trustees believe is important to the continued success of the Funds. They also recognized that Saturna Capital was absorbing certain losses at Saturna Brokerage Services resulting from the commission-free portfolio brokerage provided to the Funds.

The Trustees reviewed the fees and expenses of the Funds. They found each Fund's expense ratio to be comparable to those of other funds in its peer group and to be fair given the size of the Fund and the services provided and expenses incurred by the adviser. They considered the fees charged by Saturna to other kinds of accounts and the different services provided to those accounts, as well as the ways in which Saturna's service and work done for other accounts it manages benefits the Funds. The Trustees recognized that the Funds' positive performance record had likely contributed to their growth in asset size, which resulted in lower expense ratios due to rising fixed costs being spread over a larger asset base.

The Trustees considered the extent to which advisory fees to be paid to the Adviser reflected economies of scale. In this connection, the Trustees noted that the Adviser had contractually agreed to include breakpoints within each Fund's advisory fee structure. This not only resulted in lowering operating expenses of the Funds and lower expense ratios but it also demonstrated that economizes of scale were being shared with the Funds.

The Trustees reviewed Saturna's financial information and discussed the issue of profitability related to management of the Funds, as well as the reasonability of profitability with respect to each of the Funds as part of their evaluation of whether the fees under the advisory contract bear a reasonable relationship to the mix of services provided by Saturna, including the nature, extent and quality of such services. The Trustees noted the years of investment made in the Amana Funds by Saturna and the value of a financially healthy adviser.

The Trustees also considered potential benefits to Saturna from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading in the Funds' portfolios, and that in fact Saturna continues to voluntarily waive brokerage commissions for Fund portfolio trades at a considerable and growing cost to Saturna and that this results in savings to Fund shareholders.

The Trustees concluded that the fees paid by the Funds to Saturna were reasonable in light of the services provided, comparative performance, expense and advisory fee information, costs of services provided and profits to be realized and benefits derived or to be derived by Saturna from its relationship with the Funds. Following the discussion, the Trustees unanimously agreed to vote in favor of renewal of each Investment Advisory and Administration Agreement.

22	Semi-Annual Report November 30, 2008

Availability of Amana Portfolio Information

  The Amana Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.
  The Funds' Forms N-Q are available on the SEC's website at www.sec.gov.
  The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800/SEC-0330.
  The Funds make a complete schedule of portfolio holdings after the end of each month available at www.amanafunds.com.

Availability of Proxy Voting Information

  A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (a) without charge, upon request, by calling Saturna Capital at 1-888/73-AMANA; (b) on the Funds' website at www.amanafunds.com; and (c) on the SEC's website at www.sec.gov.
  Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (a) without charge, upon request, by calling Saturna Capital at 1-888/73-AMANA; (b) on the Funds' website at www.amanafunds.com; and (c) on the SEC's website at www.sec.gov.

Privacy Statement

At Saturna Capital, we understand the importance of maintaining the privacy of your financial information. To that end, we want to ensure that we protect the confidentiality of any personal information you share with us.

We collect personal information about you from information we receive from you on applications and other forms and from transactions or trades placed with us. We may disclose this information to an affiliated party to process transactions that you direct. We may use an agent for the purpose of mailing account statements, shareholder reports and other information about our products and services to you, in which case we may provide information, such as your name and address, to the agent solely for that purpose. We contractually require any service providers to protect the confidentiality of your information and to use the information only for the purposes for which you provided it.

We maintain our own technology resources to minimize the use of outside service providers. Additionally, Saturna Capital restricts access to personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with regulations to guard your personal information. Please be assured that except as described above, we do not disclose any personal information about our customers, or our former customers, to anyone, except as may be required by law. If you have further questions or concerns about the security or privacy of the information we receive from you, please call us at 1-888/73-AMANA.

Householding Policy

To reduce expenses, we may mail only one copy of the Funds' prospectus, each annual and semi-annual report, and proxy statements, when necessary, to those addresses shared by two or more accounts. If you wish to receive individual and/or more copies of these documents, please call us at 888/73-AMANA or write to us at Saturna Capital/Amana Mutual Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you individual copies thirty days after receiving your request.

If you are currently receiving multiple copies and wish to receive only one copy, please call us at 888/73-AMANA or write to us at Saturna Capital/Amana Mutual Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you a single copy with subsequent report mailings.

Semi-Annual Report November 30, 2008	23

Amana Mutual Funds Trust began operations in 1986. Saturna Capital Corporation, with extensive experience in mutual funds, invests the Trust's portfolios and handles daily operations under supervision of Amana's Board of Trustees.	Investment Adviser and Administrator	Saturna Capital Corporation Bellingham, WA

	Custodian	PNC Global Investment Servicing Philadelphia, PA

	Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP Philadelphia, PA

	Legal Counsel	K & L Gates LLP Washington, DC

1300 N. State Street
Bellingham, WA 98225
1-800/728-8762
Daily prices at 1-888/73-AMANA
www.amanafunds.com

This report is for the information of the shareowners of the Trust. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus.

(grapics omitted)

Item 2. Code of Ethics

Not applicable.

Item 3. Audit Committee Financial Expert

Not applicable.

Item 4. Principal Accountant Fees and Services

Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Proposals submitted to a vote by security holders are included as part of the report to shareholders under Item 1 of this Form.

Item 11. Controls and Procedures

(a) Internal control over financial reporting is under the supervision of the principal executive and financial officers. On December 29, 2008, Mr. Nicholas Kaiser (President) and Mr. Christopher Fankhauser (Treasurer) reviewed the internal control procedures for Amana Mutual Funds Trust and found them reasonable and adequate.

(b) No change.

Item 12. Exhibits

Exhibits included with this filing:

(a)(1) Not applicable.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMANA MUTUAL FUNDS TRUST

By /s/ Nicholas Kaiser     Date: 1/12/2009
Signature

Nicholas Kaiser, President
Name and Title

Pursuant to the requirements of the Securities Exchange Act of 1940, this report has been signed below by the following persons on behald of the registrant and in the capacities indicated.

By /s/ Nicholas Kaiser     Date: 1/12/2009
Signature

Nicholas Kaiser, President
Name and Title

By /s/ Christopher Fankhauser     Date: 1/12/2009
Signature

Christopher Fankhauser, Treasurer
Name and Title